Note 10 - Retirement Plans - Estimated Future Benefit Payments (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Discount rate - benefit obligations	5.63%	5.31%	5.04%
2027	$ 12,449
Discount rate - interest cost	5.24%	5.19%	4.90%
2028	$ 13,061
2029	$ 13,723
Discount rate - service cost	5.83%	5.40%	5.16%
2030	$ 14,219
Expected return on plan assets	6.95%	6.55%	6.15%
2031	$ 14,623
2032-2036	$ 78,056
Rate of compensation increase	3.00%	3.00%	3.00%